Short Term Loan	3 Months Ended
Mar. 31, 2026
Eos SENOLYTIXS Inc [Member]
Short-Term Debt [Line Items]
Short Term Loan
7.	SHORT TERM LOAN

On February 12, 2026, the Company received $100,000 from an unrelated third-party investor in advance of negotiations regarding a larger financing. The Company ultimately entered into the Backstop Financing Agreement (Note 14) and Series A Preferred Financing (Note 15) in lieu of accepting the unrelated third-party investor’s proposed financing terms, and as a result, the Company expects to return the $100,000 to prior to the closing of the Merger, unless the investor agrees to invest such funds in the Series A Preferred Financing. The Company categorized this $100,000 as an unsecured promissory note that bears no interest and matures upon the successful closing of the proposed Merger.